SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 25, 2003

Western Sierra Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	000-25979	68-0390121
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4080 Plaza Goldorado Circle, Cameron Park, California	95682
(Address of Principal Executive Offices)	(Zip Code)

(530) 677-5600

(Registrant’s Telephone Number, Including Area Code)

Item 9.   Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”  On April 22, 2003, Western Sierra Bancorp issued a press release setting forth its first-quarter 2003 earnings. A copy of its press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Exhibits

                                                Exhibit 99.1.           Press Release Western Sierra Bancorp Reports Results for the 1st Quarter of 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Western Sierra Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN SIERRA BANCORP

Date: April 25, 2003	By:	/s/ Anthony J. Gould
Anthony J. Gould
Chief Accounting and Financial Officer

EXHIBITS

99.1.        Press Release Western Sierra Bancorp Reports Results for the 1st Quarter of 2003